Exhibit 10.17
EXECUTION COPY
AMENDMENT NO. 3
Dated as of October 30, 2020
to
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of June 14, 2019
THIS AMENDMENT NO. 3 (this “Amendment”) is made as of October 30, 2020 by and among Chart Industries, Inc., a Delaware corporation (the “Company”), Chart Industries Luxembourg S.à r.l., a private limited liability company (société à responsabilité limitée), incorporated under the laws of Luxembourg, having its registered office at 2, rue des Dahlias, L-1411 Luxembourg and registered with the Luxembourg Trade and Companies Register under number B 148.907 (“Chart Luxembourg”), Chart Asia Investment Company Limited, a private limited company incorporated under the laws of Hong Kong with company number 1174361 and having its registered office address at 36/F., Tower Two, Times Square, 1 Matheson Street, Causeway Bay, Hong Kong (“Chart Hong Kong” and, together with the Company and Chart Luxembourg, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Fourth Amended and Restated Credit Agreement dated as of June 14, 2019 by and among the Borrowers, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Company has requested that the requisite Lenders and the Administrative Agent agree to a certain amendments to the Credit Agreement;
WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.
1.Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:
(a)Section 1.02 of the Credit Agreement is hereby amended to insert a new sentence at the end thereof as follows:
“Notwithstanding anything to the contrary in this Agreement or in any classification under GAAP as discontinued operations of any Person, business, assets or operations in respect of which a definitive agreement for the disposition thereof has been entered into, for purposes of the calculation of the Interest Coverage Ratio and the

Leverage Ratio, no pro forma effect shall be given to any such discontinued operations (and the Net Income, Consolidated Net Income and/or EBITDA attributable to any such Person, business, assets or operations shall not be excluded for any purposes hereunder) until such disposition shall have been consummated.”
2.Conditions of Effectiveness. The effectiveness of this Amendment (the “Amendment Effective Date”) is subject to the following conditions precedent:
(a)The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Administrative Agent.
(b)The Administrative Agent shall have received counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Subsidiary Loan Parties.
(c)The Administrative Agent shall have received payment and/or reimbursement of the Administrative Agent’s and its affiliates’ reasonable and documented fees and expenses (including, to the extent invoiced, reasonable and documented fees and expenses of counsel for the Administrative Agent) in connection with this Amendment and the Loan Documents.
3.Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:
(a)This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of such Borrower and are enforceable in accordance with their terms, subject to (i) the effects of bankruptcy, insolvency, examinership, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.
(b)As of the date hereof and after giving effect to the terms of this Amendment, (i) no Event of Default or Default has occurred and is continuing and (ii) the representations and warranties of such Borrower set forth in Article III of the Credit Agreement, as amended hereby, are true and correct in all material respects (provided that any representation and warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects), except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).
4.Reference to and Effect on the Credit Agreement.
(a)Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
(b)Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a

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waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)This Amendment is a Loan Document under (and as defined in) the Credit Agreement.
5.Governing Law; Jurisdiction. This Amendment shall be construed in accordance with and governed by the laws of the State of New York. Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court for the Southern District of New York sitting in the Borough of Manhattan (or if such court lacks subject matter jurisdiction, the Supreme Court of the State of New York sitting in the Borough of Manhattan), and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment or any other Loan Document or the transactions relating hereto or thereto, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may (and any such claims, cross-claims or third party claims brought against the Administrative Agent or any of its Related Parties may only) be heard and determined in such Federal (to the extent permitted by law) or New York State court.
6.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
7.Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

CHART INDUSTRIES, INC.,
as the Company

By:____________________________________
Name:
Title:

CHART INDUSTRIES LUXEMBOURG S.À R.L., as a Foreign Borrower

By:____________________________________
Name:
Title:

By:____________________________________
Name:
Title:

CHART ASIA INVESTMENT COMPANY LIMITED, as a Foreign Borrower

By:____________________________________
Name:
Title:

By:____________________________________
Name:
Title:

Signature Page to Amendment No. 3 to
Fourth Amended and Restated Credit Agreement dated as of June 14, 2019
Chart Industries, Inc.

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Swingline Lender, as the Issuing Bank and as Administrative Agent

By:_______________________________________
Name:
Title:

Signature Page to Amendment No. 3 to
Fourth Amended and Restated Credit Agreement dated as of June 14, 2019
Chart Industries, Inc.

BANK OF AMERICA, N.A.,
as a Lender

By:_______________________________________
Name:
Title:

Signature Page to Amendment No. 3 to
Fourth Amended and Restated Credit Agreement dated as of June 14, 2019
Chart Industries, Inc.

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender

By:_______________________________________
Name:
Title:

Signature Page to Amendment No. 3 to
Fourth Amended and Restated Credit Agreement dated as of June 14, 2019
Chart Industries, Inc.

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:_______________________________________
Name:
Title:

Signature Page to Amendment No. 3 to
Fourth Amended and Restated Credit Agreement dated as of June 14, 2019
Chart Industries, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:_______________________________________
Name:
Title:

Signature Page to Amendment No. 3 to
Fourth Amended and Restated Credit Agreement dated as of June 14, 2019
Chart Industries, Inc.

BMO HARRIS BANK, N.A.,
as a Lender

By:_______________________________________
Name:
Title:

Signature Page to Amendment No. 3 to
Fourth Amended and Restated Credit Agreement dated as of June 14, 2019
Chart Industries, Inc.

CITIZENS BANK, N.A.,
as a Lender

By:_______________________________________
Name:
Title:

Signature Page to Amendment No. 3 to
Fourth Amended and Restated Credit Agreement dated as of June 14, 2019
Chart Industries, Inc.

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:_______________________________________
Name:
Title:

Signature Page to Amendment No. 3 to
Fourth Amended and Restated Credit Agreement dated as of June 14, 2019
Chart Industries, Inc.

MUFG UNION BANK, N.A.,
as a Lender

By:_______________________________________
Name:
Title:

Signature Page to Amendment No. 3 to
Fourth Amended and Restated Credit Agreement dated as of June 14, 2019
Chart Industries, Inc.

CIBC BANK USA,
as a Lender

By:_______________________________________
Name:
Title:

Signature Page to Amendment No. 3 to
Fourth Amended and Restated Credit Agreement dated as of June 14, 2019
Chart Industries, Inc.

BBVA USA, an Alabama banking corporation,
as a Lender

By:_______________________________________
Name:
Title:

Signature Page to Amendment No. 3 to
Fourth Amended and Restated Credit Agreement dated as of June 14, 2019
Chart Industries, Inc.

CAPITAL ONE, N.A.,
as a Lender

By:_______________________________________
Name:
Title:

Signature Page to Amendment No. 3 to
Fourth Amended and Restated Credit Agreement dated as of June 14, 2019
Chart Industries, Inc.

MORGAN STANLEY BANK, N.A.,
as a Lender

By:_______________________________________
Name:
Title:

Signature Page to Amendment No. 3 to
Fourth Amended and Restated Credit Agreement dated as of June 14, 2019
Chart Industries, Inc.

CREDIT SUISSE AG, Cayman Islands Branch,
as a Lender

By:_______________________________________
Name:
Title:

By:_______________________________________
Name:
Title:

Signature Page to Amendment No. 3 to
Fourth Amended and Restated Credit Agreement dated as of June 14, 2019
Chart Industries, Inc.

CAPITAL BANK,
as a Lender

By:_______________________________________
Name:
Title:

Signature Page to Amendment No. 3 to
Fourth Amended and Restated Credit Agreement dated as of June 14, 2019
Chart Industries, Inc.

SYNOVUS BANK,
as a Lender

By:_______________________________________
Name:
Title:

Signature Page to Amendment No. 3 to
Fourth Amended and Restated Credit Agreement dated as of June 14, 2019
Chart Industries, Inc.

EXHIBIT A
Consent and Reaffirmation
Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 3 to the Fourth Amended and Restated Credit Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), dated as of November 3, 2017, by and among Chart Industries, Inc., a Delaware corporation (the “Company”), Chart Industries Luxembourg S.à r.l., a private limited liability company (société à responsabilité limitée), incorporated under the laws of Luxembourg (“Chart Luxembourg”), Chart Asia Investment Company Limited, a private limited company incorporated under the laws of Hong Kong (“Chart Hong Kong” and, together with the Company and Chart Luxembourg, the “Borrowers”), the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 3 is dated as of October 30, 2020 and is by and among the Borrowers, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Collateral Agreement and any other Loan Document executed by it and acknowledges and agrees that the Collateral Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the abovereferenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated October 30, 2020
[Signature Page Follows]

    IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed and delivered as of the day and year above written.

CHART INC.
CHART ENERGY & CHEMICALS, INC.
CHART INTERNATIONAL HOLDINGS, INC.
CHART ASIA, INC.
CHART INTERNATIONAL, INC.
CHART COOLER SERVICE COMPANY, INC.
THERMAX, INC.
RCHPH HOLDINGS, INC.
HUDSON PRODUCTS HOLDINGS INC.
HUDSON PARENT CORPORATION
HUDSON PRODUCTS CORPORATION
COFIMCO USA, INC.
HUDSON PRODUCTS MIDDLE EAST LLC
SKAFF, LLC
SKAFF CRYOGENICS, INC.
PREFONTAINE PROPERTIES, INC.
CRYO-LEASE, LLC
E&C FINFAN, INC.
    each as a Guarantor and Subsidiary Loan
    Party (in each capacity)

By:_________________________________
Name:
Title:

Signature Page to Consent and Reaffirmation to Amendment No. 3 to
Fourth Amended and Restated Credit Agreement dated as of June 14, 2019
Chart Industries, Inc.